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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 11, 2005

                                  TOROTEL, INC.
             (Exact name of registrant as specified in its charter)

           Missouri                        1-8125                44-0610086
(State or other jurisdiction of          (Commission          (I.R.S. Employer
        incorporation)                   File Number)        Identification No.)

                           620 North Lindenwood Drive
                                Olathe, KS 66062
                (Address of principal executive office)(Zip Code)

                                 (913) 747-6111
                         (Registrant's telephone number,
                              including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))


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Item 5.03         Amendment to Bylaws.

     The Board of Directors of Torotel, Inc. (the "Company") approved an amendment to the Bylaws of the Company effective July 11, 2005, which would classify the Board and provide three-year terms for Directors.

     The Board believes the Bylaw amendment is in the best interest of the Company and its shareholders because of the need for continuity on the Board and the need for representation of minority shareholders' interests.

         The amendment replaces Section 2 of Article III with the following:

               "Section 2. NUMBER, ELECTION AND TERM. The number of Directors of the Corporation shall be seven (7). Subject to the rights of the holders of any other series or class of stock as set forth in the Articles of Incorporation to elect Directors under specified circumstances, the Directors shall be divided with respect to the time for which they severally hold office into three classes, as nearly equal in number as possible, with the term of office of the first class to expire at the 2005 annual meeting of Shareholders, the term of office of the second class to expire at the 2006 annual meeting of Shareholders, and the term of office of the third class to expire at the 2007 annual meeting of Shareholders.

               Each Director shall hold office until his or her successor shall have been duly elected and qualified, or until such Director's earlier death, incapacity, disqualification, resignation or removal. At each annual meeting of Shareholders, commencing at the 2005 annual meeting,
          (A) Directors elected to succeed those directors whose terms then expire shall be elected for a term of office to expire at the third succeeding annual meeting of Shareholders after their election, with each Director to hold office until his or her successor shall have been duly elected and qualified, and (B) if authorized by a resolution of the Board of Directors, Directors may be elected to fill any vacancy on the Board of Directors, regardless of how such vacancy shall have been created. Any Director may be elected for successive terms. A full term for a Director shall consist of three full years."

          Prior to this amendment, Section 2 of Article III read as follows:

               "Section 2. NUMBER, ELECTION AND TERM. The number of Directors of the Corporation shall be seven (7), each of whom shall be elected at the annual meeting of the Shareholders for a term of one year and each of whom shall hold office until his successor has been elected and has qualified."

     A complete copy of the Bylaws as amended will be filed as an exhibit to the Company's Annual Report on Form 10-KSB for the year ended April 30, 2005, which will be filed in late July 2005.



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                                  Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         TOROTEL, INC.


                                         By:    /s/  H. James Serrone
                                               ------------------------------
                                               Vice President of Finance and
                                               Chief Financial Officer



Date:  July 12, 2005